STATEMENT OF ADDITIONAL INFORMATION

                      AMERICAN AADVANTAGE FUNDS(R)
                  AMERICAN AADVANTAGE MILEAGE FUNDS(sm)

                        -- Platinum Class(sm) --

                             March 1, 1997

   The American AAdvantage Money Market Fund(sm) (the "Money Market Fund"), the American AAdvantage Municipal Money Market Fund(sm) (the "Municipal Money Market Fund"), and the American AAdvantage U.S.
Government Money Market Fund(sm) (the "U.S. Government Money Market Fund"), formerly the American AAdvantage U.S. Treasury Money Market Fund, are three separate investment portfolios of the American
AAdvantage Funds (the "AAdvantage Trust"). The American AAdvantage Money Market Mileage Fund (the "Mileage Fund") is a separate investment portfolio of the American AAdvantage Mileage Funds (the "Mileage Trust") (individually, a "Fund" and, collectively, the
"Funds").   The  AAdvantage Trust and the Mileage Trust (collectively
the   "Trusts")  are  open-end,  diversified  management   investment
companies. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. This Statement of Additional Information ("SAI") relates only to the Platinum Class of the Funds.

   Each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the AMR
Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the investing Fund.

   This SAI should be read in conjunction with the Platinum Class prospectus dated March 1, 1997 ("Prospectus"), a copy of which may be obtained without charge by calling (800) 388-3344.

   This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                        INVESTMENT RESTRICTIONS

   Each Fund has the following fundamental investment policy that enables it to invest in a corresponding Portfolio of the AMR Trust:

      Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

   All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the AAdvantage Trust's Board of Trustees ("AAdvantage Board") and the Mileage Trust's Board of Trustees ("Mileage Trust Board"), as applicable.

   In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used herein means, with respect to the Portfolio, the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio.
Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund's votes representing that Fund's shareholders not voting will be voted by the AAdvantage Board and the Mileage Trust Board in the same proportion as those Fund shareholders who do, in fact, vote.

No Portfolio may:

  1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

  2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.

  3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

  4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its investment securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

  5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the AMR Trust, as defined in the Investment Company Act of 1940 ("1940 Act"), including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

  6. Issue senior securities except that the Portfolio may engage in when-issued and forward commitment transactions.

  7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the
   Portfolios   intend  to  repay  any  money  borrowed  before   any
   additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.

   The following non-fundamental investment restriction applies to each Portfolio and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board: no Portfolio may purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.

   All Portfolios may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.


         TRUSTEES AND OFFICERS OF THE TRUSTS AND THE AMR TRUST

   The AAdvantage Board, the Mileage Trust Board and the AMR Trust Board provide broad supervision over each Trust's affairs. AMR
Investment Services, Inc. (the "Manager") is responsible for the management and the administration of each Trust's assets, and each Trust's officers are responsible for the respective Trust's operations. The Trustees and officers of the Trusts and the AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.


                      Position
Name, Age and         with each   Principal  Occupation  During
Address               Trust       Past 5 Years

William F. Quinn*     Trustee     President, AMR Investment
(49)                  and         Services, Inc. (1986-
                      President   Present); Chairman, American
                                  Airlines Employees Federal
                                  Credit Union (October 1989-
                                  Present); Trustee, American
                                  Performance Funds (1990-
                                  1994); Director, Crescent
                                  Real Estate Equities, Inc.
                                  (1994 - Present); Trustee,
                                  American AAdvantage Funds
                                  (1987-Present); Trustee,
                                  American AAdvantage Mileage
                                  Funds (1995-Present).

Alan D. Feld (59)     Trustee     Partner, Akin, Gump,
1700 Pacific Avenue               Strauss, Hauer & Feld, LLP
Suite 4100                        (1960-Present)#; Director,
Dallas, Texas  75201              Clear Channel Communications
                                  (1984-Present); Director,
                                  CenterPoint Properties, Inc.
                                  (1994-Present); Trustee,
                                  American AAdvantage Funds
                                  (1993-Present); Trustee,
                                  American AAdvantage
                                  Funds(1996- Present);
                                  Trustee American AAdvantage
                                  Mileage Funds (1996-
                                  Present).

Ben J. Fortson (64)   Trustee     President and CEO, Fortson
301 Commerce Street               Oil Company (1958-Present);
Suite 3301                        Director, Kimbell Art
Fort Worth, Texas                 Foundation (1964-Present);
76102                             Director, Burnett Foundation
                                  (1987-Present); Honorary
                                  Trustee, Texas Christian
                                  University (1986-Present);
                                  Trustee, American AAdvantage
                                  Funds (1996-Present);
                                  Trustee, American AAdvantage
                                  Mileage Funds (1996-
                                  Present).

John S. Justin (80)   Trustee     Chairman and Chief Executive
2821 West Seventh                 Officer, Justin Industries,
Street                            Inc. (a diversified holding
Fort Worth, Texas                 company) (1969-Present);
76107                             Executive Board Member, Blue
                                  Cross/Blue Shield of Texas
                                  (1985-Present); Board
                                  Member, Zale Lipshy Hospital
                                  (June 1993-Present);
                                  Trustee, Texas Christian
                                  University (1980-Present);
                                  Director and Executive Board
                                  Member, Moncrief Radiation
                                  Center (1985-Present);
                                  Director, Texas New Mexico
                                  Enterprises (1984-1993);
                                  Director, Texas New Mexico
                                  Power Company (1979-1993);
                                  Trustee, American AAdvantage
                                  Funds (1989-Present);
                                  Trustee, American AAdvantage
                                  Mileage Funds (1995-
                                  Present).

Stephen D.            Trustee     Consultant (1994-Present);
O'Sullivan* (61)                  Vice President and
                                  Controller (1985-1994),
                                  American Airlines, Inc.;
                                  Trustee, American AAdvantage
                                  Funds (1987-Present);
                                  Trustee, American AAdvantage
                                  Mileage Funds (1995-
                                  Present).

Roger T. Staubach     Trustee     Chairman of the Board and
(55)                              Chief Executive Officer of
6750 LBJ Freeway                  The Staubach Company (a
Dallas, TX  75240                 commercial real estate
                                  company) (1982-present);
                                  Director, Halliburton
                                  Company (1991-present);
                                  Director, First USA, Inc.
                                  (1993-present); Director,
                                  Brinker International (1993-
                                  present); Director, Columbus
                                  Realty Trust (1994-present);
                                  Member of the Advisory
                                  Board, The Salvation Army;
                                  Trustee, Institute for
                                  Aerobics Research; Member of
                                  Executive Council,
                                  Daytop/Dallas; former
                                  quarterback of the Dallas
                                  Cowboys professional
                                  football team; Trustee,
                                  American AAdvantage Funds
                                  (1995-Present); Trustee,
                                  American AAdvantage Mileage
                                  Funds (1995-Present).

Kneeland Youngblood,  Trustee     Physician (1982-Present);
M.D. (40) 2305 Cedar              President, Youngblood
Springs Road                      Enterprises, Inc. (a health
Suite 401                         care investment and
Dallas, Texas  75201              management firm) (1983-
                                  Present); Trustee, Teachers
                                  Retirement System of Texas
                                  (1993-Present); Director,
                                  United States Enrichment
                                  Corporation (1993-Present),
                                  Director, Just For the Kids
                                  (1995-Present); Member,
                                  Council on Foreign Relations
                                  (1995-Present; Trustee,
                                  American AAdvantage Funds
                                  (1996-Present); Trustee,
                                  American AAdvantage Mileage
                                  Funds (1996-Present).

Nancy A. Eckl (34)    Vice        Vice President, AMR
                      President   Investment Services, Inc.
                                  (December 1990-Present).

Michael W. Fields     Vice        Vice President, AMR
(43)                  President   Investment Services, Inc.
                                  (August 1988-Present).

Barry Y. Greenberg    Vice        Director, Legal and
(33)                  President   Compliance, AMR Investment
                      and         Services, Inc. (1995-
                      Assistant   Present); Branch Chief (1992-
                      Secretary   1995) and Staff Attorney
                                  (1988-1992), Securities and
                                  Exchange Commission.

Rebecca L. Harris     Treasurer   Director of Finance (1995-
(30)                              Present), Controller (1991-
                                  1995), AMR Investment
                                  Services, Inc.

John B. Roberson      Vice        Vice President, AMR
(38)                  President   Investments Services, Inc.
                                  (1991-Present).

Thomas E. Jenkins,    Assistant   Senior Compliance Analyst,
Jr. (30)              Secretary   AMR Investment Services,
                                  Inc. (1996-Present); Staff
                                  Accountant (1994-1996) and
                                  Compliance Examiner (1991-
                                  1994), Securities and
                                  Exchange Commission.

Adriana R. Posada     Assistant   Senior Compliance Analyst
(42)                  Secretary   (1996-Present) and
                                  Compliance Analyst (1993-
                                  Present), AMR Investment
                                  Services, Inc.; Special
                                  Sales Representative,
                                  American Airlines, Inc.
                                  (1991-1993).

Janice B. Schwarz     Assistant   Senior Business Systems
(37)                  Secretary   Coordinator, (1996-Present),
                                  Senior Compliance Analyst
                                  (1990-1996), AMR Investment
                                  Services, Inc.

Clifford J.           Secretary   Partner, Kirkpatrick &
Alexander (53)                    Lockhart LLP (law firm)

Robert J. Zutz (44)   Assistant   Partner, Kirkpatrick &
                      Secretary   Lockhart LLP (law firm)


#The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager or AMR Corporation.

*Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of each Trust and the AMR Trust as defined by the 1940 Act.

     All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.

     As compensation for their service to the Trusts and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts and the AMR Trust do not pay for these travel arrangements. However, the Trusts and the AMR Trust compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, whom as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts are reflected in the following table for the fiscal year ended October 31, 1996.(1)


                                       Pension
                                         or
                                       Retire-  Estima
                Aggregat                ment      ted
                    e      Aggregate  Benefits  Annual     Total
                Compensa   Compensa-   Accrued  Benefi   Compensat
                  tion     tion From   as Part    ts     ion From
                From the      the      of the    Upon    AAdvantag
Name of         AAdvanta    Mileage    Trusts'  Retire    e Funds
Trustee         ge Trust     Trust    Expenses   ment     Complex

William F.         $0         $0         $0       $0        $0
Quinn
John S.           $373       $373        $0       $0      $1,492
Justin
Stephen D.        $458       $458        $0       $0      $1,832
O'Sullivan
Roger T.         $2,832     $2,832       $0       $0      $11,330
Staubach


_______________
(1) Messrs. Feld and Fortson and Dr. Youngblood did not serve as Trustees during the period.


       MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

     As described more fully in the Prospectus, the Manager is paid a management fee as compensation for its administrative services, for paying investment advisory fees and for providing the Portfolios with advisory and asset allocation services. Management fees for the AAdvantage Trust for the fiscal years ended October 31 were approximately as follows: 1994, $6,950,000 of which approximately $2,965,000 was paid by the Manager to the other investment advisers; 1995, $7,603,000 of which approximately $3,985,000 was paid by the Manager to the other investment advisers; and 1996, $10,853,000 of which approximately $5,403,000 was paid by the Manager to the other investment advisers. Management fees in the amount of approximately $214,000, $29,000 and $44,000 were waived by the Manager during the fiscal years ended October 31, 1994, 1995 and 1996, respectively. These amounts include payments by Portfolios in the AAdvantage Trust other than the Funds.

     In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the AAdvantage Trust for the fiscal years ended October 31 were approximately as follows: 1994, $1,473,000; 1995, $2,731,000; and 1996, $2,893,400. Administrative
service fees in the amount of approximately $14,000 and $9,000 were waived by the Manager during the fiscal years ended October 31, 1994 and 1995, respectively. These amounts include payments by Portfolios in the AAdvantage Trust other than the Funds.

     Brokers Transaction Services, Inc. ("BTS"), is the distributor of the Funds' shares. BTS receives an annualized fee of $50,000 from the Manager for distributing the shares of the Trusts. Prior to September 1, 1995, the AAdvantage Trust was self-distributed.


                          REDEMPTIONS IN KIND

     Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90 day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.


                            NET ASSET VALUE

     It is the policy of the Funds to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by each Fund's corresponding Portfolio are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Funds' corresponding Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the AMR Trust Board to be of high quality with minimal credit risks. The corresponding portfolios of the Money Market Funds may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as "D-1" by Duff & Phelps and "F-1" by Fitch Investors Service, Inc., and have received the next highest short-term rating by other Rating Organizations, such as "A-2" by Standard & Poors and "P-2" by Moody's Investors Service, Inc. See "Ratings of Municipal Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.


                            TAX INFORMATION

Taxation of the Funds

     To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

      Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other income;

      Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that are not directly related to the Fund's principal business of investing in securities, that are held for less than three months ("Short-Short Limitation");

      Diversify   its   investments  in  securities  within   certain
      statutory limits; and

      Distribute  annually to its shareholders at least  90%  of  its investment company taxable income (generally, taxable net investment income plus net short-term capital gain) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement").

   Each Fund has received either a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that the Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.

   See the next section for a discussion of the tax consequences to the Funds of certain investments by the Portfolios.

Taxation of the Portfolios

     The Portfolios have received a ruling from the IRS to the effect that, among other things, each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

     Because,  as  noted  above,  each  Fund  is  deemed  to  own   a
proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

     Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

     The Municipal Money Market Fund's corresponding Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in the Portfolio that holds those securities, the Municipal Money Market Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, the Municipal Money Market Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Municipal Money Market Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Municipal Money Market Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains might be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation applicable to the Fund, any such gains would reduce the Portfolio's ability to sell other securities held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

Taxation of the Funds' Shareholders

     Distributions by the Municipal Money Market Fund of the amount by which income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Municipal Money Market Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code. The Municipal Money Market Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Municipal Money Market Fund's net tax-exempt income. The shareholders' treatment of dividends from the Municipal Money Market Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Municipal Money Market Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                   YIELD AND TOTAL RETURN QUOTATIONS

     The Platinum Class of the AAdvantage Trust commenced operations on November 7, 1995 and the Platinum Class of the Mileage Trust commenced operations on January 29, 1996. For purposes of advertising performance, and in accordance with Securities and
Exchange Commission staff interpretations, the Funds in the AAdvantage Trust have adopted the performance of the Institutional Class of the Funds in the AAdvantage Trust for periods prior to the inception date. The Mileage Fund has adopted the performance of the American AAdvantage Money Market Mileage Fund - Mileage Class for periods prior to its inception date. The performance results for the Platinum Class will be lower, because the figures for the other classes (except for the Mileage Fund) do not reflect the 12b-1 fees, Administrative Services Plan fees or other class expenses that will be borne by the Platinum Class.

     A quotation of yield on shares of the Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the Funds, and the applicable Fund's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

     The yields of the Funds may be calculated in one of two ways:

     (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return". The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account, but this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

     (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

                                                   (365/7)
        effective yield = [ (base period return + 1)      ] - 1

     The current and effective yields for the Funds are as follows:


                             Current      Current       Effective
                              daily      yield for    yield for the
                             yield as    the seven-     seven-day
                            of October   day period   period ended
                             31, 1996      ended       October 31,
                                        October 31,       1996
                                            1996

 Platinum Class
 Money Market Fund            4.73%        4.73%          4.84%
 Municipal  Money   Market    2.75%        2.75%          2.79%
 Fund
 U.S.   Government   Money    4.63%        4.33%          4.42%
 Market Fund
 Mileage Fund                 4.59%        4.58%          4.68%


     The Municipal Money Market Fund also may advertise a tax-equivalent current and effective yield. The tax-equivalent yields are calculated as follows:

   current yield/(1 - applicable tax rate) = current tax-equivalent yield

 effective yield/(1 - applicable tax rate) = effective tax-equivalent yield

     Based on these formulas, the current and effective tax-equivalent yields for the Municipal Money Market Fund for the seven day period ending October 31, 1996 were 4.55% and 4.62%, respectively (based upon a 39.6% personal tax rate).

     The advertised total return for a class of a Fund would be calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                    n
                            P(1 + T)  = ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Fund at the beginning of the investment period covered.

     Based on this formula, annualized total returns were as follows for the periods indicated:


                            For the one-   For the       For the
                            year period   five-year    period from
                               ended        period    commencement
                            October 31,     ended     of operations
                              1996(1)    October 31,     through
                                          1996(1)(2)   October 31,
                                                         1996(1)
Platinum Class
 Money Market Fund             4.85%        4.47%         6.11%
 Municipal Money Market        2.88%          N/A         3.03%
Fund
 U. S. Government Money        4.58%          N/A         4.16%
Mkt. Fund (3)
 Mileage Fund                  4.78%        4.23%         5.97%


(1) Performance of the Funds of the AAdvantage Trust represents total returns achieved by the Institutional Class from the inception date of each Fund up to the inception date of the Platinum Class on
11/7/95. Performance of the Mileage Fund represents total return of the Money Market Fund-Institutional Class (9/1/87-10/31/91); the Money Market Fund-Mileage Class (11/1/91-10/31/95); the Money Market Mileage Fund-Mileage Class (11/1/95-1/28/96) and the Money Market
Mileage Fund-Platinum Class since its 1/29/96 inception. Total returns have not been adjusted for any difference between the fees and expenses of each Fund and the historical fees and expenses of the predecessor Funds. Inception dates are: Money Market Fund-
Institutional Class, 9/1/87; Municipal Money Market Fund-Institutional Class, 11/10/93; U.S. Government Money Market Fund-Institutional Class, 3/1/92.

(2) The Municipal Money Market Fund and the U.S. Government Money Market Fund had not commenced active operations as of 11/1/91.

(3) Prior to March 1, 1997, the U.S. Government Money Market Fund was known as the U.S. Treasury Money Market Fund and operated under different investment policies.

    Each Fund also may use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a Fund for the specific period. Such total returns reflect changes in share prices of a Fund and assume reinvestment of dividends and distributions.

    In reports or other communications to shareholders or in advertising material, each class of a Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC Financial Data, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times," "Barrons" and the "Wall Street Journal." Each Fund may also compare its performance with various indices prepared by independent services such as Standard & Poor's, Morgan Stanley or Lehman Brothers or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

    Advertisements for the Funds may mention that the Funds offer a variety of investment options. They may also compare the Funds to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments. Information concerning broker-dealers who sell the Funds may also appear in advertisements for the Funds, including their ranking as established by various publications compared to other broker-dealers.

    From time to time, the Manager may use contests as a means of promoting the American AAdvantage Funds and the American AAdvantage Mileage Funds. Prizes may include free air travel and/or hotel accommodations. Listings for certain of the Funds may be found in newspapers under the heading Amer AAdvant.

    Each Fund may advertise the standard deviation of its returns for various time periods and compare its standard deviation to that of various indices. Standard deviation of returns over time is a measure of volatility. It indicates the spread of returns about their central tendency or mean. In theory, a Fund that is more volatile should receive a higher return in exchange for taking extra risk. Standard deviation is a well-accepted statistic to gauge the riskiness of an investment strategy and measure its historical volatility as a predictor of risk, although the measure is subject to time selection bias.


                       DESCRIPTION OF THE TRUST

     The AAdvantage Trust organized on January 16, 1987 and the Mileage Trust, organized on February 22, 1995, (originally named American AAdvantage Funds II) are entities of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, each Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trusts may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
The Platinum Class was created as an investment vehicle for cash balances of customers of certain broker-dealers.


                  CONTROL PERSONS AND 5% SHAREHOLDERS

     There are no persons deemed to control any Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1997:


                           OTHER INFORMATION

     Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

     Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

     Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

     Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

     Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

     Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

     Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

     Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board to vote proxies.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

     The   cash   collateral  so  acquired  through  qualified   loan
transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board.

     Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

     Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

     Mortgage    Pass-Through   Certificates-Mortgage    pass-through
certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

     (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")- Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

     (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in
such  pools.   However, timely payment of interest and  principal  of
these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage
poolers.   Although  the  market  for  such  securities  is  becoming
increasingly   liquid,   securities   issued   by   certain   private
organizations may not be readily marketable.

     Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolio of the Municipal Money Market Fund, the AMR Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

     Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

     Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

     The two highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

     The two highest Standard & Poor's ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     Duff & Phelps' two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Thomson BankWatch ("BankWatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     Fitch Investors Service, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     IBCA's two highest long term obligation ratings are AAA and AA. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

     Standard & Poor's, Duff & Phelps and Fitch apply indicators, such as "+","-," or no character, to indicate relative standing within the major rating categories.

     Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

     Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

     Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

     IBCA's short-term rating of A-1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A-1+ is assigned. Obligations rated A-2 are supported by a good capacity for timely repayment.

     The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance
for  timely payment.   Obligations rated F-1 have very strong  credit
quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues
assigned  a  rating  of  F-2 indicate good  credit  quality.   Issues
assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

     Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

     Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

     Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

     Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

     Revenue  Obligations-Revenue  obligations  are  backed  by   the
revenue cash flow of a project or facility.

     Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

     Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

     U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

     U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

     Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately
Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

     Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

     Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

     (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

     Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.


                         FINANCIAL STATEMENTS

     The American AAdvantage Money Market Funds' and the American AAdvantage Mileage Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 1996, as audited by Ernst & Young, LLP, are supplied with the SAI, and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.
                           TABLE OF CONTENTS


Investment Restrictions                                             1


Trustees and Officers of the Trust and the AMR Trust                2


Management, Administrative Services and Distribution Fees           5


Redemptions in Kind                                                 6


Net Asset Value                                                     6


Tax Information                                                     6


Yield and Total Return Quotations                                   8


Description of the Trust                                           11


Control Persons and 5% Shareholders                                11


Other Information                                                  11


Financial Statements                                               18